EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer of XTO Energy Inc.

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of XTO Energy Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith A. Hutton, Chief Executive Officer of the Company, and Louis G. Baldwin, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ KEITH A. HUTTON
Keith A. Hutton Chief Executive Officer May 5, 2009

/S/ LOUIS G. BALDWIN
Louis G. Baldwin Chief Financial Officer May 5, 2009